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                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated August 12, 1997 included in the Form 10-K of The Estee Lauder Companies Inc. for the year ended June 30, 1997 and to all references to our Firm included in this Registration Statement.

                                                 /S/  ARTHUR ANDERSEN LLP
                                          --------------------------------------
                                                   Arthur Andersen LLP

New York, N.Y.
May 13, 1998